                                                                 EXHIBIT h(3)(d)


                                 AMENDMENT NO. 3
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 21, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM International Funds, Inc., a Maryland corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                          AIM INTERNATIONAL FUNDS, INC.


PORTFOLIOS                                         EFFECTIVE DATE OF AGREEMENT
----------                                         ---------------------------

AIM Asia Pacific Growth Fund                              June 21, 2000

AIM European Growth Fund                                  June 21, 2000

AIM Global Aggressive Growth Fund                         June 21, 2000

AIM Global Growth Fund                                    June 21, 2000

AIM International Growth Fund                             June 21, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  June 23, 2003

                                          AIM ADVISORS, INC.


Attest: /s/ JOHN H. LIVELY                By: /s/ MARK H. WILLIAMSON
       ---------------------------           ----------------------------------
           Assistant Secretary                   Mark H. Williamson
                                                 President


(SEAL)

                                          AIM INTERNATIONAL FUNDS, INC.


Attest: /s/ JOHN H. LIVELY                By: /s/ ROBERT H. GRAHAM
       ---------------------------           ----------------------------------
           Assistant Secretary                   Robert H. Graham
                                                 President

(SEAL)